Exhibit 10.6

AMENDMENT TO ASSET PURCHASE AGREEMENT

This Amendment to Asset Purchase Agreement (this “Amendment”), is entered into this 7th day of January, 2020, by and between Streamline Health Solutions, Inc., a Delaware corporation (“Parent”), and Streamline Health, Inc., an Ohio corporation (together with Parent, collectively, “Seller”), whose principal address is 1175 Peachtree St. NE, 10th Floor, Atlanta, GA 30361, and Hyland Software, Inc., an Ohio corporation (“Purchaser”), whose principal address is 28500 Clemens Road, Westlake, Ohio 44145, and amends the Asset Purchase Agreement, dated December 17, 2019, by and among Seller and Purchaser (the “Purchase Agreement”).  Capitalized terms used in this Amendment and not defined herein are used herein with the same meanings given such terms under the Purchase Agreement.  The term “Agreement” as used in the Purchase Agreement and in this Amendment shall mean the Purchase Agreement as amended by this Amendment, and each reference in the Purchase Agreement to “this Agreement”, “hereunder”, “hereof”, or words of like import referring to the Purchase Agreement, or in the other documents or instruments entered into in connection therewith to the “Purchase Agreement,” “thereof,” or words of like import referring to the Purchase Agreement, shall mean and refer to the Purchase Agreement as amended by this Amendment.

RECITAL

Seller and Purchaser desire to amend certain terms of the Purchase Agreement as set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration had and received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows, effective as of the date of this Amendment:

1.            CHANGES TO ARTICLE 4:  Article 4 of the Agreement shall be and hereby is amended by replacing the dates “February 14, 2020” and “February 15, 2020,” wherever used in such Article 4, with “the date that is sixty (60) days following the date that Parent’s Proxy Statement is filed with the SEC” and “the date that is sixty-one (61) days following the date that Parent’s Proxy Statement is filed with the SEC,” respectively.

2.            NO OTHER CHANGES: In all other respects the Purchase Agreement remains in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Amendment, effective as of the day and year first above written.

STREAMLINE HEALTH SOLUTIONS, INC.	HYLAND SOFTWARE, INC.

By: /s/ Thomas J. Gibson	By: /s/ Chris Hyland

Thomas J. Gibson	Chris Hyland
Print Name	Print Name

Chief Financial Officer	Chief Financial Officer
Title	Title

STREAMLINE HEALTH, INC.

By: /s/ Thomas J. Gibson

Thomas J. Gibson
Print Name

Chief Financial Officer
Title

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